UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 30, 2005
                Date of Report (Date of earliest event reported)


                         NORTHERN ILLINOIS GAS COMPANY
                      (Doing Business as NICOR GAS COMPANY)
             (Exact name of registrant as specified in its charter)


             Illinois                1-7296               36-2863847
  (State or other jurisdiction    (Commission          (I.R.S. Employer
        of incorporation)         File Number)      Identification Number)

                                1844 Ferry Road
                        Naperville, Illinois 60563-9600
              (Address of principal executive offices) (Zip Code)

                                (630) 983-8888
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events
---------  ------------

On September 30, 2005, Nicor Inc. issued a press release announcing that the Illinois Commerce Commission (ICC) approved an amendatory order revising the base rate increase for its natural gas distribution company, Nicor Gas.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits
---------  ---------------------------------

(c)   Exhibits

The following is filed as an exhibit to this report.

99.1  Press release of Nicor Inc. issued September 30, 2005.


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Signature
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Northern Illinois Gas Company


Date    September 30, 2005          /s/ RICHARD L. HAWLEY
      ----------------------        -------------------------
                                    Richard L. Hawley
                                    Executive Vice President and
                                    Chief Financial Officer


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Exhibit Index
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  Exhibit
  Number                                    Description of Document
 ---------    -----------------------------------------------------------------

   99.1       Press release of Nicor Inc. issued September 30, 2005.